Exhibit 10.14

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of January 28, 2022, by and between Silver Sustainable Solutions Corp., a Delaware corporation (the “Company”), and Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership (the “Purchaser”).

RECITALS

WHEREAS, the Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”);

WHEREAS, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of 25,000,000 units (or 28,750,000 units if the IPO over-allotment option is exercised in full), which amounts may be adjusted in connection with the Company’s marketing efforts relating to the IPO (the units so issued in the IPO, including any units issued in connection with an over-allotment exercise, are referred to herein as the “Units”), at a price of $10.00 per Unit, with each Unit comprised of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Shares,” and the Class A Shares included in the Units, the “Public Shares”), one-half of one redeemable warrant (a “Warrant”), where each whole Warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share, and one right to receive one-tenth of one Class A Share upon the consummation of a Business Combination;

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, immediately prior to the consummation of the Company’s initial Business Combination (the “Business Combination Closing”), the Company shall issue and sell to the Purchaser, and the Purchaser shall have the option to purchase in the aggregate from the Company, in a private placement, up to 5,000,000 Class A Shares at a price of $10.00 per Class A Share (each, a “Forward Purchase Share”) plus an aggregate of up to 2,500,000 warrants to purchase one Class A Share at $11.50 per share (each whole warrant, a “Forward Purchase Warrant”, and together with the Forward Purchase Shares, the “Forward Purchase Securities”), at an aggregate purchase price of up to $50,000,000 (the “Forward Purchase Price”), in accordance with Section 1 herein and otherwise in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Sale and Purchase.

(a) Forward Purchase Securities.

(i) Forward Purchase. Subject to the conditions set forth in this Agreement, immediately prior to the Business Combination Closing, the Purchaser shall have the option to purchase up to 7,500,000 Forward Purchase Securities, consisting of up to 5,000,000 Forward Purchase Shares at a price of $10.00 per Forward Purchase Share, together with an aggregate of up to 2,500,000 Forward Purchase Warrants (collectively, the “Forward Purchase”). The Forward Purchase shall be effectuated, if at all, in a private placement of Forward Purchase Securities. The Purchaser shall have the right, in its sole discretion, to determine the number of Forward Purchase Securities it intends to purchase at the Forward Closing (as defined below), if any (subject to the maximum $50,000,000 aggregate Forward Purchase Price, and, in each case, with the ratio of Forward Purchase Shares to Forward Purchase Warrants included in the Forward Purchase to be 2:1). For the avoidance of doubt, under no circumstances shall the Forward Purchase result in the Purchaser beneficially owning more than an aggregate of 9.999% of the shares of the Company (or such other entity as may be the continuing public company following the Business Combination), as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Purchaser shall have the right to limit its purchase obligation pursuant hereto to such number of Forward Purchase Securities as would not result in its beneficial ownership exceeding 9.999%, as determined above.

(ii) The Company shall require the Purchaser to purchase the number of Forward Purchase Securities identified by the Purchaser in the Approval Notice (as defined below) by delivering notice (the “Notice”) to the Purchaser at least ten (10) Business Days before the funding of the applicable Forward Purchase Price, specifying the anticipated date of the Business Combination Closing and instructions for wiring the applicable Forward Purchase Price to an account designated by the Company. At least two (2) Business Days before the anticipated date of the Business Combination Closing specified in the Notice, but not prior to the expiration of the Determination Period (as defined below), the Purchaser shall fund the applicable Forward Purchase Price in full, in free and clear funds to the account specified by the Company to the Purchaser in the Notice, to be held in escrow pending the Forward Closing. If the Business Combination Closing does not occur within twenty (20) days after the Purchaser funds the Forward Purchase Price in full, the amount of the Forward Purchase Price shall automatically be returned to the Purchaser; provided that the return of the Forward Purchase Price shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder. For the purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York. The Purchaser’s obligation to consummate the Forward Purchase set forth in this Section 1(a)(ii) shall not be transferable or assignable by the Purchaser, except as set forth in Section 4(c) and Section 9(t).

(iii) The closing of the sale of the Forward Purchase Securities by the Purchaser pursuant to Section 1(a)(ii) (the “Forward Closing”) shall be held on the day immediately prior to, or on the same date and immediately prior to, the Business Combination Closing. At the Forward Closing, the Company shall issue to the Purchaser the Forward Purchase Securities equal to the amount of the Forward Purchase set forth in the Notice.

(iv) At the Forward Closing, upon payment of the Forward Purchase Price, the Company shall issue the Forward Purchase Securities to the Purchaser in book-entry form, free and clear of any liens, claims, encumbrances, or other restrictions whatsoever (other than those arising under state or federal securities laws), registered in the name of the Purchaser (or its nominee in accordance with its delivery instructions), or to a custodian designated by the Purchaser, as applicable, pursuant to written instructions delivered by the Purchaser.

(v) Each Forward Purchase Warrant will have the same terms as the Company’s private placement warrants, purchased by Metric Finance Holdings III, LLC and SSSC Warrant Holdings, LLC in a private placement occurring simultaneously with the closing of the IPO, and will be subject to the terms and conditions of the Warrant Agreement to be entered into between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent, in connection with the IPO.

(b) Legends. Each book entry for the Forward Purchase Securities shall contain a notation, and each certificate (if any) evidencing the Forward Purchase Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS. THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c) Legend Removal. If the Forward Purchase Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchaser’s request, the Company will, at its sole expense, cause the Company’s transfer agent to remove the legend set forth in Section 1(b). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Forward Purchase Securities without any such legend.

2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. The Purchaser is duly formed or incorporated and is validly existing in good standing under the laws of the jurisdiction of its formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Agreement.

(b) Authorization. This Agreement has been duly authorized, executed and delivered by the Purchaser. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights (as defined below) may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement, other than notifications, filings and submissions required to be made by the Purchaser following the Business Combination Closing in order for the Purchaser, as a regulated entity, to comply with applicable rules, regulations and reporting requirements.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement or contract to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Forward Purchase Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law (other than as set forth herein). By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person, with respect to any of the Forward Purchase Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Forward Purchase Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Forward Purchase Securities to the Purchaser has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Forward Purchase Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Forward Purchase Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Forward Purchase Securities for resale, except pursuant to the Registration Rights (as defined below). The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Forward Purchase Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of the Forward Purchase Securities is not and is not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to such Forward Purchase Securities.

(h) No Public Market. The Purchaser understands that no public market now exists for the Forward Purchase Securities, and that the Company has made no assurances that a public market will ever exist for the Forward Purchase Securities.

(i) High Degree of Risk. The Purchaser understands that its agreement to purchase the Forward Purchase Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is either (a) an Institutional Account as defined in FINRA Rule 4512(c) or (b) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (9) or (12) under the Securities Act). The Purchaser is not an entity formed for the specific purpose of acquiring the Forward Purchase Securities. The Purchaser qualifies under the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(k) No General Solicitation. The Purchaser and its officers, directors, employees, agents, shareholders or partners became aware of this offering of the Forward Purchase Securities solely by means of direct contact between the Purchaser and the Company or a representative of the Company, and the Forward Purchase Securities were offered to the Purchaser solely by direct contact between the Purchaser and the Company or a representative of the Company. The Purchaser did not become aware of this offering of the Forward Purchase Securities, nor were the Forward Purchase Securities offered to the Purchaser, by any other means. The Purchaser acknowledges that the Company represents and warrants that the Forward Purchase Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any applicable laws of any other jurisdiction.

(l) Address. The Purchaser’s principal place of business is the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m) Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of material non-public information relating to the Company.

(n) Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(o) Affiliation of Certain FINRA Members. Based upon information regarding the participants in the IPO provided by the Purchaser to the Company as of the date of this Agreement, the Purchaser is neither a person associated nor affiliated with any member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(p) Non-Prohibited Investor. The Purchaser represents and warrants that the Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) as of the date of this Agreement, or any similar list of sanctioned persons maintained, administered, or enforced by the European Union, the United Nations Security Council, or the United Kingdom as of the date of this Agreement (collectively “Sanctions Lists”), (ii) directly or indirectly owned or controlled by, or acting on behalf of, a person, that is named on a Sanctions List, (iii) organized, incorporated, established, located, ordinarily resident, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory that is the subject of comprehensive U.S. governmental sanctions, (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank, or (v) the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019 (collectively, a “Prohibited Investor”). The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the Sanctions Lists. The Purchaser further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Forward Purchase Securities were legally derived. The Purchaser also represents and warrants that none of the funds held by the Purchaser and used to purchase the Forward Purchase Securities were obtained, directly or indirectly, from a Prohibited Investor, and that no Prohibited Investor has any property interest therein.

(q) No Other Representations and Warranties; Non-Reliance; Exculpation. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, neither the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and the offering of the Forward Purchase Securities, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a) Organization and Corporate Power. The Company is a Delaware corporation duly incorporated and validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. On the date hereof, the authorized share capital of the Company consists of:

(i) 380,000,000 Class A Shares, par value $0.0001 per share, of which none are issued and outstanding.

(ii) 20,000,000 shares of Class B common stock of the Company, par value $0.0001 per share (the “Class B Shares”), of which 6,250,000 are issued and outstanding as of the date hereof. All of the issued and outstanding Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii) 1,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement and to issue the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Warrants has been taken or will be taken prior to the Forward Closing. All action on the part of the stockholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Forward Closing, and the issuance and delivery of the Forward Purchase Securities and the securities issuable upon conversion or exercise of the Forward Purchase Warrants has been taken or will be taken prior to the Forward Closing. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d) Valid Issuance of Forward Purchase Securities.

(i) The Forward Purchase Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, and the securities issuable upon conversion or exercise of the Forward Purchase Warrants, when issued in accordance with the terms of the Forward Purchase Warrants, will be validly issued, fully paid and nonassessable, as applicable, and free of all preemptive or similar rights, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Forward Purchase Securities will be issued in compliance with all applicable federal and state securities laws.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii)-(iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e) Governmental Consents and Filings. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, applicable state securities laws, if any, and pursuant to the Registration Rights.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the organizational documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement or contract to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of its securities.

(h) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Forward Purchase Securities.

(i) No More Favorable Rights. The Company has not granted any rights to any other party in connection with any future purchase of securities of the Company that are more favorable than those granted to the Purchaser hereunder.

(j) No Other Representations and Warranties; Non-Reliance; Exculpation. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, the offering of the Forward Purchase Securities, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

4. Registration Rights; Indemnification; Transfers and Assignments.

(a) Registration. The Company agrees that the Purchaser shall have the registration rights set forth on Exhibit A (the “Registration Rights”).

(b) Indemnification.

(i) The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchaser (to the extent a seller under a Forward Registration Statement (as defined in Exhibit A)), the officers, directors, agents, partners, members, managers, shareholders, affiliates, employees and investment advisers of the Purchaser, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act), and the officers, directors, partners, members, managers, shareholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable and documented attorneys’ fees of one law firm (and one firm of local counsel)) and all other reasonable and documented out-of-pocket expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Forward Registration Statement, any prospectus included in a Forward Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein.

The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by the Company.

(ii) The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in a Forward Registration Statement, any prospectus included in a Forward Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. In no event shall the liability of the Purchaser be greater in amount than the dollar amount of the net proceeds received by the Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Transfer. All of the Purchaser’s rights and obligations hereunder with respect to the Forward Purchase may be transferred or assigned (x) to any Affiliate(s) of the Purchaser without the prior written consent of the Company or (y) with the prior written consent of the Company to be given in its sole discretion, at any time and from time to time prior to the consummation of a Business Combination and in whole or in part, to one or more third parties (any such transferee or assignee referred to in the foregoing clause (x) or (y), the “Forward Transferees”). For purposes of this Agreement, “Affiliate” means, with respect to the Purchaser, any other person or entity who directly or indirectly, controls, is controlled by or is under common control with the Purchaser, including, without limitation, any general partner, managing member, officer, director or trustee of the Purchaser, or any venture capital or other investment fund now or hereafter existing which is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, the Purchaser, including, without limitation, any investment company registered under the Investment Company Act of 1940 advised or sub-advised by the Purchaser or any affiliated investment advisor of the Purchaser, one or more mutual funds, pension funds, pooled investment vehicles or institutional clients advised or sub-advised by the Purchaser or any affiliated investment advisor of the Purchaser; provided, however, that the prior written consent of the Company is required to effectuate a transfer to any Affiliate that is not a U.S. person. Upon any such transfer or assignment:

(i) the applicable Forward Transferee(s) shall execute a joinder to this Agreement in the form attached hereto as Exhibit B (the “Joinder Agreement”), which shall, on the signature page to the Joinder Agreement, reflect the number of Forward Purchase Securities such Forward Transferee(s) shall have the right to purchase (the “Forward Transferee Shares”), and, upon such execution, such Forward Transferee(s) shall have all the same rights and obligations of the Purchaser hereunder with respect to the Forward Transferee Shares, and references herein to the “Purchaser” shall be deemed to refer to and include any such Forward Transferee(s) with respect to such Forward Transferee(s) and to their Forward Transferee Shares; provided that any representations, warranties, covenants and agreements of the Purchaser and any such Forward Transferee(s) shall be several and not joint and shall be made as to the Purchaser or any such Forward Transferee(s), as applicable, as to itself only;

(ii) upon a Forward Transferee’s execution and delivery of a Joinder Agreement, the number of Forward Purchase Securities permitted to be purchased by the Purchaser in the Forward Purchase hereunder shall be reduced by the total number of Forward Purchase Securities permitted to be purchased by the applicable Forward Transferee pursuant to the applicable Joinder Agreement, which reduction shall be evidenced by the Purchaser and the Company amending Schedule A to this Agreement to reflect each transfer and updating the “Number of Forward Purchase Securities”, and “Aggregate Purchase Price for Forward Purchase Securities” on the Purchaser’s signature page hereto to reflect such reduced number of Forward Purchase Securities. For the avoidance of doubt, this Agreement need not be amended and restated in its entirety, but only Schedule A and the Purchaser’s signature page hereto need be so amended and updated and executed by the Purchaser and the Company upon the occurrence of any such transfer of Forward Transferee Shares.

5. Additional Agreements and Acknowledgements.

(a) Trust Account.

(i) The Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public stockholders upon the IPO Closing. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares, if any, held by it.

(ii) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(b) Voting. The Purchaser hereby agrees that if the Company seeks stockholder approval of a proposed Business Combination after the Purchaser has purchased the Forward Securities at the Forward Closing, then in connection with such proposed Business Combination, the Purchaser shall vote any Class A Shares owned by it on the record date for the stockholder vote in favor of any proposed Business Combination. If the Purchaser fails to vote any Class A Shares it is required to vote hereunder in favor of a proposed Business Combination, the Purchaser hereby grants hereunder to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such vote on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

(c) No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section 5, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), each of such foregoing instruments that is naked short, and short sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers.

6. Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares and Warrants on the The Nasdaq Global Market (or another national securities exchange).

7. Forward Closing Conditions.

(a) The obligation of the Purchaser to purchase the Forward Purchase Securities at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i) (A) With respect to the Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of the Forward Purchase Securities and (B) with respect to the Forward Closing occurring prior to the date of the Business Combination Closing, the Company shall not have delivered to the Purchaser a revocation of the Notice with respect to such Forward Purchase;

(ii) The Company shall have delivered to the Purchaser a certificate evidencing the Company’s good standing as a Delaware corporation, as of a date within ten (10) Business Days of the Forward Closing;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Forward Closing date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Forward Closing;

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the sale by the Company of the Forward Purchase Securities;

(vi) The Company shall have delivered the Information Statement to the Purchaser in a timely manner as required by Section 9(t) hereof, and the Purchaser shall have timely delivered the Approval Notice to the Company within the applicable Determination Period. For the sake of clarity, if the Purchaser has not timely delivered an Approval Notice to the Company pursuant to Section 9(t) hereof, the Purchaser shall not be obligated to purchase the Forward Purchase Securities at the Forward Closing; and

(vii) (1) No amendment, modification or waiver of any provision of the form of business combination agreement, merger agreement or such similar agreement with respect to the Business Combination (the “Business Combination Agreement”) shall have occurred that would be adverse to the Company or the Purchaser without having received the Purchaser’s prior written consent and (2) all conditions to the Business Combination Closing pursuant to the terms of the Business Combination Agreement (in the form approved by the Purchaser), including the approval of the Company’s stockholders, if applicable, shall have been satisfied or, with the Purchaser’s prior written consent, waived.

(b) The obligation of the Company to sell the Forward Purchase Securities at the Forward Closing under this Agreement shall be subject to the fulfillment, at or prior to the Forward Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) (A) With respect to the Forward Closing occurring on the date of the Business Combination Closing, the Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of the Forward Purchase Securities and (B) with respect to the Forward Closing occurring prior to the date of the Business Combination Closing, Company shall not have delivered to the Purchaser a revocation of the Notice with respect to such Forward Purchase;

(ii) The representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of such Forward Closing date, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(iii) The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Forward Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Forward Purchase Securities.

8. Termination. This Agreement may be terminated at any time prior to the Forward Closing:

(a) by mutual written consent of the Company and the Purchaser;

(b) automatically:

(i) if the IPO is not consummated on or prior to eighteen (18) months from the date of this Agreement;

(ii) if the Business Combination is not consummated within twenty-four (24) months from the IPO Closing; or

(iii) in the event the Purchaser does not timely deliver the Approval Notice pursuant to Section 9(t) and the Company executes a definitive agreement with respect to the Business Combination for which it had sought such Approval Notice; or

(c) at the option of the Company, if John Larkin, the Purchaser’s designee to the Company’s board of directors, (i) resigns at any time prior to the Business Combination Closing and (ii) the Purchaser does not designate a director candidate who is an affiliate of the Purchaser and reasonably acceptable to the Company to fill the vacancy created by such resignation.

In the event of any termination of this Agreement pursuant to this Section 8, any Forward Purchase Price (and interest thereon, if any), if previously paid, and the Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, the Company shall ensure appropriate instruments are executed to ensure that any holder of Class A Shares issued in the IPO will have no claim to such funds, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each of the parties shall cease; provided, however, that nothing contained in this Section 8 shall relieve either party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

9. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to the following address:

Silver Sustainable Solutions Corp.

1055 Thomas Jefferson St. NW, Suite #650

Washington, D.C. 20007

Attention: Jonathan M. Silver, Chief Executive Officer

E-mail: jsilver@silversustainable.com

with a copy to the Company’s counsel at:

White & Case LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: General Counsel

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) No Finder’s Fees. Each of the parties represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Adjustments to Notional Amounts. In the event of any change to the capital structure of the Company, whether dilutive or otherwise, by way of a share dividend or share split, or any other dividend however described, the Forward Purchase Securities and the Forward Purchase Price will be adjusted to account for such changes.

(d) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive for a period of twenty four (24) months following the consummation of the transactions contemplated by this Agreement or (subject to Section 9 herein) the termination hereof.

(e) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(f) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(g) Assignments. Except as otherwise specifically provided herein, the Purchaser may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Company. The Company may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Purchaser.

(h) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The words “execution”, “signed”, “signature” and words of like import in this Agreement or in any certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by applicable law, including the U.S. Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act of the United States or the Uniform Commercial Code of the United States.

(i) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(j) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(k) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(l) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(m) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser.

(n) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(o) Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of the Forward Purchase Securities.

(p) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(q) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(r) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(s) Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.

(t) Purchaser Approval Notice. Notwithstanding anything in this Agreement to the contrary, no less than fifteen (15) Business Days prior to the public announcement of the execution of a definitive agreement with respect to the Business Combination, the Company shall provide the Purchaser with a written summary of the material terms of, and other readily available information relating to, the proposed Business Combination, including information about the target company in such Business Combination (such written summary, the “Information Statement”). If, within seven (7) Business Days after receiving the Information Statement (the “Determination Period”), the Purchaser does not provide written notice to the Company that it wishes to consummate the purchase of the Forward Purchase Securities pursuant to this Agreement (the “Approval Notice”), this Agreement and Purchaser’s obligations hereunder shall automatically become null and void effective immediately prior to the execution of the definitive agreement for the Business Combination described in the Information Statement. The Purchaser shall set forth the number of Forward Purchase Securities it intends to purchase hereunder (subject to the limitations set forth herein) in the Approval Notice, if any.

(u) Most Favored Terms. In the event the Company enters into an agreement with any other party relating to the future purchase of Forward Purchase Securities by such party on terms that are more favorable to such other party than those set forth herein, the Company will promptly provide the Purchaser with written notice thereof, together with a copy of all documentation including such more favorable terms and such additional information related thereto as may be reasonably requested by the Purchaser. Within seven (7) Business Days after receiving such written notification from the Company, the Company and the Purchaser shall amend this Agreement to incorporate such preferable terms, unless the Purchaser determines, in its sole discretion, that the applicable terms are not preferable to those set forth herein and notifies the Company of such determination.

(v) Disclosure. The Purchaser hereby acknowledges that (i) the terms of this Agreement will be disclosed in the Registration Statement, (ii) if deemed reasonably necessary by the Company, this Agreement will be filed with the SEC as an exhibit to the Registration Statement and (iii) the Company will disclose the terms of this Agreement to potential IPO investors and to potential Business Combination targets. Notwithstanding the foregoing, before the filing of any such Registration Statement or the use of any marketing materials for potential IPO investors or potential Business Combination targets or otherwise in connection with the “road show” for the IPO which include the Purchaser’s name, the Purchaser shall have a reasonable opportunity to review the disclosure in such Registration Statement or other marketing materials concerning the Purchaser and this Agreement and make reasonable comments thereon and the Company will not make any such filing or disclosure without including any such comments by the Purchaser or to the extent the Purchaser has a good faith objection to such filing or disclosure.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

AVENUE SUSTAINABLE SOLUTIONS FUND, L.P.

By: Avenue Sustainable Solutions Partners, LLC, its general partner

By: GL Sustainable Solutions Partners, LLC, its managing member

By:	/s/ Sonia Gardner
Name	Sonia Gardner
Title:	Member

Address:

Attn:

With a copy to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attn:	Zachary Wittenberg
zwittenberg@akingump.com

COMPANY:

SILVER SUSTAINABLE SOLUTIONS CORP.

By:	/s/ Jonathan M. Silver
Name:	Jonathan M. Silver
Title:	Chief Executive Officer

TO BE EXECUTED UPON ANY ASSIGNMENT

Number of Forward Purchase Shares:
Number of Forward Purchase Warrants
Aggregate Purchase Price for Forward Purchase Securities:	$
Number of Forward Purchase Securities and Aggregate Purchase Price for Forward Purchase Securities as of, accepted and agreed to as of this day of

PURCHASER:	COMPANY:

[●]	SILVER SUSTAINABLE SOLUTIONS CORP.

By:	By:
Name:	Name:
Title:	Title:

Schedule A

SCHEDULE OF TRANSFERS OF FORWARD PURCHASE SECURITIES

The following transfers of a portion of the original number of Forward Purchase Securities have been made:

Date of Transfer	Transferee	Number of Forward Purchase Securities Transferred	Purchaser Revised Forward Purchase Securities Amount

Schedule A, accepted and agreed to as of this day of:

PURCHASER:	COMPANY:

[●]	SILVER SUSTAINABLE SOLUTIONS CORP.

By:	By:
Name:	Name:
Title:	Title:

Schedule A

Exhibit A

REGISTRATION RIGHTS

1. The Company shall (i) use commercially reasonable efforts to file within thirty (30) calendar days after the Business Combination Closing (the “Filing Date”) a registration statement on Form S-3, or if the Company is ineligible to use Form S-3, on Form S-1, for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Forward Registration Statement”) of (x) the Class A Shares and Warrants (and Class A Shares underlying such Warrants) comprising the Forward Purchase Securities and (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a share dividend or share split or by way of an exercise of a warrant, or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (z) any other shares or warrants of the Company that the Purchaser may have purchased in the open market (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; (ii) to use commercially reasonable efforts to cause a Forward Registration Statement to be declared effective under the Securities Act as soon as practicable after the filing thereof but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Business Combination Closing and (ii) the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided however, that the Company’s obligation to include the Registrable Securities in the Forward Registration Statement are contingent upon the Purchaser furnishing in writing to the Company such information regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Forward Registration Statement as permitted hereunder. The Company shall maintain each Forward Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Forward Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities included on such Forward Registration Statement. In the event the Company files a Forward Registration Statement on Form S-1, the Company shall use its commercially reasonable efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company is eligible to use Form S-3. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth in this Exhibit A.

2. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Purchaser as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(i) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Forward Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Purchaser, and to keep the applicable Forward Registration Statement or any subsequent shelf Forward Registration Statement free of any material misstatements or omissions, until the earliest of the following: (i) the Purchaser ceases to hold any Registrable Securities, (ii) the date all Registrable Securities held by the Purchaser may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) two (2) years from the Effective Date of the Forward Registration Statement. “Effective Date” as used herein shall mean the date on which the Forward Registration Statement is first declared effective by the SEC. The period of time during which the Company is required hereunder to keep a Forward Registration Statement effective is referred to herein as the “Registration Period”;

Exhibit A-1

(ii) during the Registration Period, advise the Purchaser within five (5) Business Days:

(1) when a Forward Registration Statement or any amendment thereto has been filed with the SEC and when such Forward Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the SEC for amendments or supplements to any Forward Registration Statement or the prospectus included therein or for additional information;

(3) after it shall have received notice or obtained knowledge of the issuance by the SEC of any stop order suspending the effectiveness of any Forward Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Forward Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

(iii) during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Forward Registration Statement as soon as reasonably practicable;

(iv) during the Registration Period, upon the occurrence of any event contemplated in Section 2(ii)(5) above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Forward Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Forward Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) during the Registration Period, use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Class A Shares issued by the Company have been listed; and

(vi) during the Registration Period, use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Purchaser to sell the Registrable Securities under Rule 144.

Exhibit A-2

3. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Forward Registration Statement, and from time to time to require the Purchaser not to sell under the Forward Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Company’s Board of Directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Forward Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Forward Registration Statement would be expected, in the reasonable determination of the Company’s Board of Directors, upon the advice of legal counsel, to cause the Forward Registration Statement to fail to comply with applicable disclosure requirements or is otherwise necessary for the Forward Registration Statement to not contain a material misstatement or omission (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Forward Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Forward Registration Statement is effective or if as a result of a Suspension Event the Forward Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein (in the case of a Forward Registration Statement) or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Purchaser agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Forward Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Purchaser will deliver to the Company or, in the Purchaser’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent the Purchaser is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data backup.

4. The Purchaser may deliver written notice (including via email in accordance with Section 9(a) of the Agreement) (an “Opt-Out Notice”) to the Company requesting that the Purchaser not receive notices from the Company otherwise required by this Section 4; provided, however, that the Purchaser may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Purchaser (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Purchaser and the Purchaser shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Purchaser’s intended use of an effective Forward Registration Statement, the Purchaser will notify the Company in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4 and the related suspension period remains in effect, the Company will so notify the Purchaser, within one (1) Business Day of the Purchaser’s notification to the Company, by delivering to the Purchaser a copy of such previous notice of Suspension Event, and thereafter will provide the Purchaser with the related notice of the conclusion of such Suspension Event immediately upon its availability.

Exhibit A-3

5. If at any time the Company proposes to file a registration statement (a “Company Registration Statement”) on its own behalf, or on behalf of any Persons other than the Purchaser (“Other Holders”) relating to an underwritten offering of common stock (a “Company Offering”), then the Company will provide the Purchaser with notice in writing (an “Offer Notice”) at least three (3) Business Days prior to such filing, which Offer Notice will offer to include in such Company Registration Statement the Registrable Securities held by the Purchaser. Within three (3) Business Days after receiving the Offer Notice, the Purchaser may make a written request to the Company to include some or all of the Purchaser’s Registrable Securities in the Company Registration Statement. If the underwriter(s) for any Company Offering advise the Company that, in their good faith opinion, marketing factors require a limitation on the number of securities that may be included in the Company Offering, the number of securities to be so included shall be allocated as follows: (i) first, to the Company and the Other Holders, if any; and (ii) second, to the Purchaser and any other holders of similar piggyback rights, based pro rata on the value of the securities requested to be sold in such Company Offering by each requesting holder. If the Purchaser makes a written request to the Company to include some or all of the Purchaser’s Registrable Securities in a Company Registration Statement pursuant to this Section 5, then the Purchaser’s right to include such Registrable Securities in the Company Registration shall be conditioned upon the Purchaser entering into an underwriting agreement in customary form with the underwriter(s) selected by the Company for such underwriting and satisfying the conditions to the Purchaser’s sale of Registrable Securities set forth therein.

6. With a view to making available to the Purchaser the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(i) use commercially reasonable efforts to make and keep available adequate current public information, as those terms are understood and defined in Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO; and

(ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements).

7. The Company shall pay all its fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain the Forward Registration Statement and Company Registration Statement (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 7 of this Exhibit A, “Registration Expenses” shall mean the out-of-pocket expenses of any offering pursuant to the Forward Registration Statement or Company Registration Statement, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA and any securities exchange on which the Registrable Securities are then listed); (ii) printing, messenger, telephone and delivery expenses; (iii) reasonable fees and disbursements of counsel for the Company; (iv) reasonable fees and disbursements of all independent registered public accountants of the Company; and (v) reasonable fees and expenses of legal counsel of the Purchaser not to exceed $75,000 per offering, but shall not include any incremental selling expenses relating to the sale of Registrable Securities, such as underwriters’ commissions and discounts, brokerage fees, underwriter marketing costs and, other than as set forth in clause (v) of this paragraph 7 of this Exhibit A, the fees and expenses of any legal counsel representing the Purchaser; and provided that the Company shall only be responsible for expenses under clause (v) with respect to two offerings in any consecutive three-hundred sixty-five (365) day-period.

Exhibit A-4

Exhibit B

JOINDER TO FORWARD PURCHASE AGREEMENT

Each of the undersigned is executing and delivering this Joinder (this “Joinder”) pursuant to the Forward Purchase Agreement, dated as of January 28, 2022 (the “Forward Purchase Agreement”), between Silver Sustainable Solutions Corp., a Delaware corporation (the “Company”), and Avenue Sustainable Solutions Fund, L.P., a Delaware limited partnership (the “Purchaser”), as amended.

By executing and delivering this Joinder to the Company, each of the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Forward Purchase Agreement as a Purchaser as of the date hereof in the same manner as if the undersigned were an original signatory to the Forward Purchase Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

TRANSFEREE:
Signature of Transferee:	Signature of Joint Transferee, if applicable:

By:	By:
Name:	Name:
Title:	Title:
Date:	Name of Joint Transferee, if applicable:
Name of Transferee:

(Please Print. Please indicate name and capacity of person signing above)
(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):
Email Address:
If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property
Transferee’s EIN:	Joint Transferee’s EIN:
Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Exhibit B-1

[To be completed by the Company]

Number of Forward Purchase Shares:
Number of Forward Purchase Warrants:
Aggregate Purchase Price for Forward Purchase Securities:	$

Acknowledged as of this day of:

COMPANY:

SILVER SUSTAINABLE SOLUTIONS CORP.

By:
Name:
Title:

Exhibit B-2